Q1 2012 Earnings Conference Call May 1, 2012 Exhibit 99.2

Safe Harbor Statement
This slide presentation should be reviewed in conjunction with SunCoke’s First Quarter 2012 earnings release and conference call held on May 1, 2012 at 10:00 a.m. ET.
Some of the information included in this presentation contains “forward-looking statements” (as defined in Section 27A of the
Securities Act of 1933, as amended and Section 21E of the Securities Exchange Act of 1934, as amended). Such forward-looking statements are based on management’s beliefs and assumptions and on information currently available. Forward-looking statements include the information concerning SunCoke’s possible or assumed future results of operations, business strategies, financing plans, competitive position, potential growth opportunities, potential operating performance improvements, effects resulting from our separation from Sunoco, the effects of competition and the effects of future legislation or regulations. Forward-
looking statements include all statements that are not historical facts and may be identified by the use of forward-looking terminology such as the words “believe,” “expect,” “plan,” “intend,” “anticipate,” “estimate,” “predict,” “potential,” “continue,”
“may,” “will,” “should” or the negative of these terms or similar expressions. Forward-looking statements involve risks, uncertainties and assumptions. Actual results may differ materially from those expressed in these forward-looking statements. You should not put undue reliance on any forward-looking statements.
In accordance with the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, SunCoke has included in its filings with the Securities and Exchange Commission cautionary language identifying important factors (but not necessarily all the important factors) that could cause actual results to differ materially from those expressed in any forward-looking statement made by SunCoke. For more information concerning these factors, see SunCoke's Securities and Exchange Commission filings. All forward-looking statements included in this presentation are expressly qualified in their entirety by such cautionary statements.
SunCoke undertakes no obligation to update publicly any forward-looking statement (or its associated cautionary language)
whether as a result of new information or future events or otherwise.
This presentation includes certain non-GAAP financial measures intended to supplement, not substitute for, comparable GAAP measures. Reconciliations of non-GAAP financial measures to GAAP financial measures are provided in the Appendix at the end of the presentation. Investors are urged to consider carefully the comparable GAAP measures and the reconciliations to those measures provided in the Appendix, or on our website at www.suncoke.com.
First Quarter 2012 Earnings Conference Call

Q1 2012 Earnings Overview
Q1 2012 results driven by strong Coke
business performance
•
Successful Middletown startup
•
Improvement at Indiana Harbor
•
Yield/cost improvement at other
facilities
Coal remains a challenge
•
Higher than expected cash costs
•
Difficult demand/price environment
•
Taking further action to reduce costs
Solid quarter-end liquidity position
•
Expect positive free cash flow for
balance of year
Reaffirming expected 2012 Adjusted
EBITDA of $250 million to $280 million
First Quarter 2012 Earnings Conference Call 2
(1)
For a definition of Adjusted EBITDA and reconciliation of Adjusted
EBITDA, please see the appendix.
$0.17
$0.24
Q1 '11 Q1 '12
Earnings Per Share
(diluted)
$26.6
$55.8
Q1 '11 Q1 '12
Adjusted EBITDA
(1)
(in millions)

Q1 2012 Financial Results
First Quarter 2012 Earnings Conference Call

Revenue up 44%
•
•
•
Adjusted EBITDA more than doubled
•
•
•
Earnings Per Share increased to $0.24
•
($ in millions)
Q1'12 Q1'11
Revenue $481.3 $333.4 $147.9
Operating Income $33.9 $4.3 $29.6
Net Income Attributable to
Shareholders
$16.9 $11.9 $5.0
Earnings Per Share $0.24 $0.17 $0.07
Coke Adjusted EBITDA
(1)
$55.2 $20.5 $34.7
Coal Adjusted EBITDA
(2)
$7.4 $12.3 ($4.9)
Corporate/Other
($6.8) ($6.2) ($0.6)
Adjusted EBITDA
(3)
$55.8 $26.6 $29.2
Domestic Coke Sales Volumes 1,078 872 206
Coal Sales Volumes 373 386 (13)
Change
Domestic coke production up 206
thousand tons
Middletown produced 142 thousand
tons; added $68.5 million to revenue
Higher average coal prices favorable
to Coke and Coal revenues
•
Middletown contributed $11.5 million
Meaningful improvement at Indiana
Harbor
Higher yields and operating cost
recovery throughout coke business
Offset by higher coal mining costs
Reflects operating income gains and
costs of standalone capital structure
(1) Coke Adjusted EBITDA includes Adjusted EBITDA from Jewell Coke, Other Domestic Coke and International segments.
(2) Coal Adjusted EBITDA includes Adjusted EBITDA from Coal Mining segment. In Q1 ’12, internal coal transfer price mechanism changed to reflect Jewell Coke contract price;
prior year periods adjusted to reflect this change.
(3) For a definition of Adjusted EBITDA and reconciliation of Adjusted EBITDA, please see the appendix.

Adjusted EBITDA
(1)
Bridge – Q1 2011 to Q1 2012

Quarter’s performance led by strong Coke business results
First Quarter 2012 Earnings Conference Call
($ in millions)
$26.6
$55.8
$11.5
$4.4
$8.5
$10.3
($4.9)
($0.6)
Q1 2011
Adjusted
EBITDA (1)
Middletown Indiana
Harbor
(excluding-non-
recurring items)
Indiana
Harbor
non-recurring
items (2)
Coke Business
(Jewel/Haverhill/
Granite City/Int'l)
Coal Mining Corporate
Costs
Q1 2012
Adjusted
EBITDA (1)
Total improvement of
$12.9 million
(1)
For a definition of Adjusted EBITDA and reconciliation of Adjusted EBITDA, please see the appendix.
(2)
Non-recurring items that impacted Indiana Harbor performance included a $2.4 million, net of noncontrolling interests (“NCI”), charge related to a coke inventory reduction and a $1.3 million, net of NCI,  lower cost or market adjustment on pad coal inventory in Q1 2012 and $12.2 million, net of NCI, in coke cover costs in Q1 2011.

First Quarter 2012 Earnings Conference Call

EPS Bridge – Q1 2011 to Q1 2012
EPS growth reflects strength of cokemaking business
offset by financing costs for standalone capital structure
(1) For a definition of Adjusted EBITDA and reconciliation of Adjusted EBITDA, please see the appendix.
$0.17
$0.24
$0.50
($0.07)
($0.01)
($0.08)
($0.24)
($0.03)
Q1 2011 EPS
(Diluted)
Adjusted
EBITDA
Coke
Adjusted
EBITDA
Coal Mining
Adjusted
EBITDA
Corporate Costs
Depreciation,
Depletion
& Amortization
Financing Costs Taxes Q1 2012 EPS
(Diluted)
Reflects:
Q1 2012 interest expense: $12.1m
Q1 2011 income from affiliate, net: $4.2m

861
922
965
1,014
1,068
165
266
256
174
168
276
301
177
179
293
314
179
68
172
289
309
176
142
175
286
291
174
Q1 '11
Q2 '11
Q3 '11
Q4 '11
Q1 '12
Jewell
Indiana Harbor
Haverhill
Granite City
Middletown

$ 22 /ton
$ 39/ton
$ 50 /ton
$ 34 /ton(2)
$ 51 /ton(3)
$19
$8
$11
$36
$25
$11
$48
$34
$14
$32
$21
$11
$55
$40
$15
Q1 '11
Q2 '11
Q3 '11
Q4 '11
Q1 '12
Jewell Coke Segment
Other Domestic Coke Segment
Adjusted EBITDA/ton

Domestic Coke Business Summary
(Jewell Coke & Other Domestic Coke)
Domestic Coke Production
Domestic Coke Adjusted EBITDA
(1)
Per Ton
(Tons in thousands) ($ in millions, except per ton amounts)
Other
Domestic
Coke:
687
Other
Domestic
Coke:
786
Other
Domestic
Coke:
838
First Quarter 2012 Earnings Conference Call
Other
Domestic
Coke:
745
• Quarter benefited from Indiana Harbor improvements
and strong Middletown Adjusted EBITDA per ton
profile
Other
Domestic
Coke:
894

For a definition of EBITDA and Adjusted EBITDA/Ton and reconciliations, please see the appendix.
Includes Indiana Harbor contract billing adjustment of $6.0 million, net of NCI, and inventory adjustment of $6.2 million, net of NCI, of which $3.1 million is attributable to Q3 2011.
Includes a $2.4 million, net of NCI, charge related to coke inventory reduction and a $1.3 million, net of NCI,  lower cost or market adjustment on pad coal inventory and lower coal-to-coke yields related to the startup at Middletown.
(1)
(2)
(3)
• Middletown primary driver of increased coke production
in Q1 ‘12

2%
15%
23%
12%
17%
18%
13%
0.0%
5.0%
10.0%
15.0%
20.0%
25.0%
30.0%
2010 Q1 2011 Q2 2011 Q3 2011 Q4 2011 2011 Q1 2012
Pretax ROIC
(1)(2)
for Domestic Coke
excluding Middletown prior to 2012
First Quarter 2012 Earnings Conference Call
Pretax Return on Invested Capital (ROIC)

(3)
(3)
(4)
Pretax ROIC, ex-Middletown prior 2012
(1)(2)
2010 Q1 2011 Q2 2011 Q3 2011 Q4 2011 2011 Q1 2012
Total Domestic Coke (Includes Jewell Coke and Other Domestic Coke) 18% 2% 15% 23% 12% 13% 17%
International Coke 35% 10% 7% 20% 120% 36% 0%
Coal Mining 32% 46% 28% 21% (5%) 23% 11%
Total SunCoke (Including Corp./Other) 18% 4% 11% 16% 8% 10% 13%
1) For a definition of Pretax ROIC and reconciliations, please see the appendix.
2) Pretax ROIC is calculated as Adjusted Pretax Operating Income divided by average invested capital (stockholders’ equity plus total debt net of cash and cash equivalents); for a reconciliation of Adjusted Pretax Operating Income to Adjusted EBITDA, please see appendix.
3) Includes Indiana Harbor contract billing adjustment of $6.0 million, net of NCI, and inventory adjustment of $6.2 million, net of NCI, of which $3.1 million is attributable to Q3
2011.
4) Includes a $2.4 million, net of NCI, charge related to a coke inventory reduction and a $1.3 million, net of NCI, and $4.0 million of non-recurring costs and lower coal-to-coke yields related to the startup  at Middletown.
Note: This table excludes Middletown assets up to and including Q4 2011.  At the end of Q4 2011, identifiable assets included in Other Domestic Coke attributable to Middletown were $402.8m (prior to Q4 2011, Middletown was included in the Corporate and Other segment); see historical segment detail in public filings for additional detail

Domestic Coke Business – Adjusted EBITDA
(1)
Outlook
First Quarter 2012 Earnings Conference Call

($ in millions, except as noted)
Estimated
Low
Estimated
High
Domestic Coke Adjusted EBITDA
(1)
Per Ton $55 $60
Annual Domestic Coke Sales Volumes (in millions of tons)
x 4.3 x 4.4
Domestic Coke Adjusted EBITDA
(1)
$237 $264
Less:  Ongoing Capital Expenditures
($35) ($35)
Annual Domestic Coke Adjusted EBITDA
(1)
less Ongoing
Capital Expenditures
$202 $229
Illustrative Liquidity Ratios for Domestic Coke Business Estimated Estimated
Net Debt (2) to Adjusted EBITDA (1) 2.6x 2.3x
Interest Coverage (3) 5.4x 6.0x
All figures are estimates based on current expectations for domestic coke business (Jewell Coke and Other Domestic Coke segments); for example purposes only
•
With Middletown at its target run rate, expect domestic coke Adjusted EBITDA
(1)
per
ton to be $55 - $60
•
Expect annual domestic coke Adjusted EBITDA
(1)
less ongoing capital expenditures in
excess of $200 million
(1)
For a definition of Adjusted EBITDA and reconciliation of Adjusted EBITDA, please see the appendix.
(2)
Net Debt represents Total Debt less cash balance at end of period. Net Debt provides a perspective on the Company's overall debt position. Net Debt was calculated by subtracting our
3/31/2012  cash balance of $113.6 million from our Total Debt of $725.7 million on 3/31/2012.
(3)
Interest coverage is Adjusted EBITDA divided by expected 2012 interest expense of $44 million, net of amortization of issuance, discount and other fees.

Coal Mining Financial Summary
Coal Mining Adjusted EBITDA
(1)
and Avg. Sales
Price/Ton
(2)
($ in millions, except per ton amounts)
First Quarter 2012 Earnings Conference Call
(1) For a definition of Adjusted EBITDA and a reconciliation of Adjusted EBITDA, please see the appendix.
(2) Average Sales Price is the weighted average sales price for all coal sales volumes, including sales to affiliates and sales to Jewell Coke.
(3)

Coal Sales, Production and Purchases
$12
$11
$9
$2
$7
$152
$162
$155
$159
$171
$32
$34
$25
$20
$20
$114
$126
$132
$138
$151
-$50
$0
$50
$100
$150
$200
Q1 '11 Q2 '11 Q3 '11 Q4 '11(3) Q1 '12
Coal Adjusted EBITDA Average Sales Price
Coal Adj EBITDA / ton Coal Cash Cost / ton
Q1  '11 Q2  '11 Q3  '11 Q4  '11 Q1  '12
Coal Sales
386  334  371  363  373
Coal Production
335  340  340  349  375
Purchased Coal
51  24  22  20  19
Q1 2012 Adjusted EBITDA declined
YoY to $7.4 million
Higher costs and lower sales volumes more
than offset higher prices
Cash Costs continued to rise
Jewell Cash Cost per ton increased to $161
per ton
Reject rates increased to 68% due to
geology and preparation plant inefficiency
Higher labor costs due to additional
headcount, not offset by increase in clean
coal production
Higher royalties based on higher coal sales
prices
Experienced permitting delays at
Revelation
Full year coal outlook reduced based on
Q1 2012 performance
Q4 2011 Adjusted EBITDA inclusive of Black Lung Liability charge of  $3.4 million and OPEB expense allocation of $1.8 million.

Coal Mining Action Plan
Focusing on our most productive mines to reduce costs
Reducing 2012 coal mining production estimate from 1.8
million to 1.6 million tons
Reducing capital spending in line with reduced coal outlook
First Quarter 2012 Earnings Conference Call
Taking action intended to make
coal mining business cash neutral in 2012
•
Idling high cost/low quality mines and deferring further expansion
Consolidating staff and equipment to more productive mines; reducing overtime and number of contractors
•
Cutting Hi-Vol. and thermal coal production at HKCC
•
Experienced permitting delays at Revelation
Cutting expected 2012 capital expenditures from $60 million to approximately
$40 million
Focusing on replacing aged mining equipment, increasing preparation plant efficiency and building new load out facility

Q1 2012 Sources & Uses of Cash
First Quarter 2012 Earnings Conference Call

Maintained solid liquidity position during quarter;
revolver capacity remained at approximately $150 million
($ in millions)
$127.5
$16.6
$18.4
$1.7
$113.6
($39.8)
($9.5)
($1.3)
Q4 2011
Cash
Balance
Q1 2012
Net Income
Depreciation,
Depletion &
Amortization
Other, net Changes in
Working
Capital
Capital
Expenditures
Cash Provided
by (Used in)
Financing
Activities
Q1 2012
Cash
Balance
Primarily reflects:
Inventories: $18.9m
Accounts payable: ($39.9m)
Interest payable: ($8.1m)

Updated 2012 Outlook
First Quarter 2012 Earnings Conference Call
Middletown startup gives
confidence in outlook
2012 Coke production now
expected to be in excess of
4.3 million tons
Expect average Adjusted
EBITDA per ton to be $55 -
$60 for balance of the year
New plant permitting efforts
continue
Focused on permitting for
an anticipated 660,000 ton
capacity plant with 120
ovens
Not pursuing investment
opportunity with Global
Coke
Remain committed to India
entry strategy
Discussing opportunities
with other merchant coke
producers in India
Targeting potential
transaction by early 2013
Focus on mining mid-vol. coal
and meeting contracted
volumes
Production target reduced to
an expected 1.6 million tons
Anticipating cash flow neutral
impact in 2012
Idling mines; redeploying
employees and reducing
contractors
Reducing expected capital
spending to $40 million
Focusing investments on
mining equipment
replacement, preparation
plant efficiency and building
new load out facility
Expect to have permits in
first half of 2013; will then
seek customer
commitments
Domestic Coke International Coke Coal Mining

2012 Adjusted EBITDA (1) Outlook
Reaffirming full year 2012 Adjusted EBITDA guidance,
driven by expected strong U.S. coke performance
($ in millions)
(1) For a definition of Adjusted EBITDA, please see the appendix.
First Quarter 2012 Earnings Conference Call
$141
$250 - $280
$95 - $110
$5 - $15
2011
Adjusted
EBITDA
Coke Business Coal Mining Corporate
Costs
2012 Adjusted
EBITDA
$9 - $14

Updated 2012 Guidance
Metric Expected 2012 Outlook
Adjusted EBITDA
(1)
$250 million – $280 million
EPS* (at 22% tax rate) $1.30 – $1.65
Capital Expenditures &
Investments
Approximately $100 million
Free Cash Flow
(2)
$75 million +
Cash Tax Rate 10% – 15%
Effective Tax Rate 20% – 24%
Corporate Costs $30 million – $35 million
Coke Production In excess of 4.3 million tons
Coal Production Approximately 1.6 million tons
(1) For a definition of Adjusted EBITDA and reconciliation, please see the appendix
(2) For a definition of Free Cash Flow and reconciliation, please see the appendix
First Quarter 2012 Earnings Conference Call

*Diluted

MLP Evaluation Update
We believe domestic coke assets could qualify for an MLP
• Coal business not under consideration
Engaged key advisors to assist in MLP evaluation
Analysis underway to assess structuring alternatives
Plan to provide update on Q2 earnings call
First Quarter 2012 Earnings Conference Call

Questions

Appendix

Definitions
First Quarter 2012 Earnings Conference Call

Adjusted EBITDA
Adjusted EBITDA/Ton
Free Cash Flow
Pretax Return on Invested Capital (ROIC)
•                                     represents earnings before interest, taxes, depreciation, depletion and amortization (“EBITDA”) adjusted for sales discounts and the deduction of income attributable to non-controlling interests in our Indiana Harbor cokemaking operations.
EBITDA reflects sales discounts included as a reduction in sales and other operating revenue. The sales discounts represent the sharing with our customers of a portion of nonconventional fuels tax credits, which reduce our income tax expense. However, we believe that our Adjusted EBITDA would be inappropriately penalized if these discounts were treated as a reduction of EBITDA since they represent sharing of a tax benefit which is not included in EBITDA. Accordingly, in computing Adjusted EBITDA, we have added back these sales discounts. Our Adjusted EBITDA also reflects the deduction of income attributable to noncontrolling interest in our Indiana Harbor cokemaking operations. EBITDA and  Adjusted EBITDA do not represent and should not be considered alternatives to net income or operating income under United States generally accepted accounting principles (GAAP)
and may not be comparable to other similarly titled measures of other businesses. Management believes Adjusted EBITDA is an important measure of the operating performance of the Company’s assets and is indicative of the Company’s ability to generate cash from operations.
•
                                         represents Adjusted EBITDA divided by tons sold.
•                               equals cash from operations less cash used in investing activities less cash distributions to non-controlling interests.  Management believes Free Cash Flow information enhances an investor’s understanding of a business’ ability to generate cash.  Free Cash Flow does not represent and should not be considered an alternative to net income or cash flows from operating activities as determined under GAAP and may not be comparable to other similarly titled measures of other businesses.
•                                                                              is defined as Adjusted EBITDA less depreciation expense plus net income attributable to non-controlling interests divided by average invested capital (stockholders’ equity plus total debt net of cash and cash equivalents).  We use Pretax ROIC as one measure of how effectively we deploy capital and make multi-year investment decisions.  It is also used as a long-term performance measure under certain of our incentive compensation plans.  Pretax ROIC is not a measure of financial performance under generally accepted accounting principles, and may not be comparable to other similarly titled measures used by other companies. Pretax ROIC should not be considered in isolation or as an alternative to net earnings as an indicator of performance.  We define segment level Pretax ROIC as Adjusted EBITDA less depreciation expense plus net income attributable to non-controlling interests divided by average allocated invested  capital.  Average allocated invested capital  for each respective segment is calculated pro-rata based on the segment level identifiable assets for the period as disclosed in our public filings.

Reconciliations
First Quarter 2012 Earnings Conference Call
$ in millions
Q1  2012 FY  2011 Q4  2011 Q3  2011 Q2  2011 Q1  2011 FY  2010
Adjusted Pro Forma Operating Income 151.5
Add: Pro Forma impact of ArcelorMittal settlement 51.0
Subtract: Legal and settlement charges related to ArcelorMittal Settlement and Indiana Harbor Arbitration (16.3)
Adjusted Operating Income 37.1 80.4 14.9 33.5 24.6 7.4 186.2
Net Income (Loss) attributable to Noncontrolling Interest (0.3) (1.7) (0.5) 3.4 1.6 (6.2) 7.1
Subtract: Depreciation Expense (18.4) (58.4) (16.0) (14.7) (14.7) (13.0) (48.2)
Adjusted EBITDA 55.8 140.5 31.4 44.8 37.7 26.6 227.3
Subtract: Depreciation, depletion and amortization (18.4) (58.4) (16.0) (14.7) (14.7) (13.0) (48.2)
Subtract: Financing expense, net (12.0) (1.4) (7.1) (3.3) 4.5 4.5 19.0
Subtract: Income Tax (5.3) (7.2) 2.9 (5.1) (1.9) (3.1) (46.9)
Subtract: Sales Discount (3.2) (12.9) (3.2) (3.5) (3.1) (3.1) (12.0)
Add: Net Income attributable to NCI (0.3) (1.7) (0.5) 3.4 1.6 (6.2) 7.1
Net Income 16.6 58.9 7.5 21.6 24.1 5.7 146.3
Reconciliations from Adjusted Operating Income and Adjusted EBITDA to Net Income

Reconciliations
First Quarter 2012 Earnings Conference Call

$ in millions, except per ton data
Jewell Coke
Other
Domestic
Coke
International
Coke Jewell Coal Corporate Combined
Domestic
Coke
Q1 2012
Adjusted EBITDA 15.0 40.1 0.1 7.4 (6.8) 55.8 55.1
Subtract: Depreciation, depletion and amortization (1.3) (12.6) (0.1) (4.1) (0.3) (18.4) (13.9)
Add (Subtract): Net (Income) loss attributable
to noncontrolling interests (0.3) (0.3) (0.3)
Adjusted Pre-Tax Operating Income 13.7 27.2 - 3.3 (7.1) 37.1 40.9
Adjusted EBITDA 15.0 40.1 0.1 7.4 (6.8) 55.8 55.1
Sales Volume (thousands of tons) 186 892 358 373 1,078
Adjusted EBITDA per Ton 80.6 45.0 0.3 19.8 51.1
Average Allocated Invested Capital (1) 53.3 928.2 41.0 119.6 NMF 1,142.1 981.5
Annualized Quarterly Pretax ROIC 103% 12% 0% 11% NMF 13% 17%
FY 2011
Adjusted EBITDA 46.1 89.4 13.7 35.5 (44.2) 140.5 135.5
Subtract: Depreciation, depletion and amortization (4.9) (38.7) (0.2) (12.9) (1.7) (58.4) (43.6)
Add (Subtract): Net (Income) loss attributable
to noncontrolling interests (1.7) (1.7) (1.7)
Adjusted Pre-Tax Operating Income 41.2 49.0 13.5 22.6 (45.9) 80.4 90.2
Adjusted EBITDA 46.1 89.4 13.7 35.5 (44.2) 140.5 135.5
Sales Volume (thousands of tons) 702 3,068 1,442 1,454 3,770
Adjusted EBITDA per Ton 65.7 29.1 9.5 24.4 35.9
Average Allocated Invested Capital 52.8 627.8 37.4 99.8 NMF 817.8 680.6
Pretax ROIC 78% 8% 36% 23% NMF 10% 13%
Reconciliations from Adjusted EBITDA to Adjusted Pre-Tax Operating Income

Reconciliations
First Quarter 2012 Earnings Conference Call

$ in millions, except per ton data Jewell Coke
Other
Domestic
Coke
International
Coke Jewell Coal Corporate Combined
Domestic
Coke
Q4 2011
Adjusted EBITDA 10.6              21.3              10.2                 2.5                (13.2)             31.4              31.9
Subtract: Depreciation, depletion and amortization (1.2)               (10.6)             (0.1)                 (3.7)               (0.4)               (16.0)             (11.8)
Add (Subtract): Net (Income) loss attributable
to noncontrolling interests (0.5)               (0.5)               (0.5)
Adjusted Pre-Tax Operating Income 9.4                10.2              10.1                 (1.2)               (13.6)             14.9              19.6
Adjusted EBITDA 10.6              21.3              10.2                 2.5                (13.2)             31.4              31.9
Sales Volume (thousands of tons) 166               837               295                  363               1,003
Adjusted EBITDA per Ton 63.9              25.4              34.6                 6.9                31.8
Average Allocated Invested Capital 46.7              594.0            33.7                 105.6            NMF 779.9            640.6
Annualized Quarterly Pretax ROIC 81% 7% 120% -5% NMF 8% 12%
Q3 2011
Adjusted EBITDA 13.9              34.3              1.7                  9.2                (14.3)             44.8              48.2
Subtract: Depreciation, depletion and amortization (1.2)               (9.9)               -                  (3.3)               (0.3)               (14.7)             (11.1)
Add (Subtract): Net (Income) loss attributable
to noncontrolling interests 3.4                3.4                3.4
Adjusted Pre-Tax Operating Income 12.7              27.8              1.7                  5.9                (14.6)             33.5              40.5
Adjusted EBITDA 13.9              34.3              1.7                  9.2                (14.3)             44.8              48.2
Sales Volume (thousands of tons) 191               777               373                  371               968
Adjusted EBITDA per Ton 72.8              44.1              4.6                  24.8              49.8
Average Allocated Invested Capital 53.5              636.2            34.8                 115.1            NMF 839.6            689.7
Annualized Quarterly Pretax ROIC 95% 17% 20% 21% NMF 16% 23%
Reconciliations from Adjusted EBITDA to Adjusted Pre-Tax Operating Income

First Quarter 2012 Earnings Conference Call
Reconciliations
$ in millions, except per ton data Jewell Coke
Other
Domestic
Coke
International
Coke Jewell Coal Corporate Combined
Domestic
Coke
Q2 2011
Adjusted EBITDA 10.6              25.3              0.8                  11.5              (10.5)             37.7              35.9
Subtract: Depreciation, depletion and amortization (1.4)               (9.6)               (0.1)                 (3.2)               (0.4)               (14.7)             (11.0)
Add (Subtract): Net (Income) loss attributable
to noncontrolling interests 1.6                1.6                1.6
Adjusted Pre-Tax Operating Income 9.2                17.3              0.7                  8.3                (10.9)             24.6              26.5
Adjusted EBITDA 10.6              25.3              0.8                  11.5              (10.5)             37.7              35.9
Sales Volume (thousands of tons) 170               757               412                  334               927
Adjusted EBITDA per Ton 62.4              33.4              1.9                  34.4              38.7
Average Allocated Invested Capital 57.9              648.2            39.7                 117.7            NMF 863.4            706.1
Annualized Quarterly Pretax ROIC 64% 11% 7% 28% NMF 11% 15%
Q1 2011
Adjusted EBITDA 11.0              8.5                1.0                  12.3              (6.2)               26.6              19.5
Subtract: Depreciation, depletion and amortization (1.1)               (8.6)               -                  (2.7)               (0.6)               (13.0)             (9.7)
Add (Subtract): Net (Income) loss attributable
to noncontrolling interests (6.2)               (6.2)               (6.2)
Adjusted Pre-Tax Operating Income 9.9                (6.3)               1.0                  9.6                (6.8)               7.4                3.6
Adjusted EBITDA 11.0              8.5                1.0                  12.3              (6.2)               26.6              19.5
Sales Volume (thousands of tons) 175               697               362                  386               872
Adjusted EBITDA per Ton 62.9              12.2              2.8                  31.9              22.4
Average Allocated Invested Capital 56.0              645.6            41.4                 83.8              NMF 826.9            701.7
Annualized Quarterly Pretax ROIC 71% -4% 10% 46% NMF 4% 2%
Reconciliations from Adjusted EBITDA to Adjusted Pre-Tax Operating Income

First Quarter 2012 Earnings Conference Call

Reconciliations
$ in millions, except per ton data Jewell Coke
Other
Domestic
Coke
International
Coke Jewell Coal Corporate Combined
Domestic
Coke
FY 2010
Adjusted EBITDA 123.9 78.5 15.0 24.0 (14.1) 227.3 202.4
Add (Subtract): Pro Forma impact of
ArcelorMittal settlement (69.0) 18.0 (51.0) (51.0)
Add (Subtract): Legal and settlement charges
related to ArcelorMittal Settlement and
Indiana Harbor Arbitration 3.6 12.7 16.3 16.3
Proforma Adjusted EBITDA 58.5 109.2 15.0 24.0 (14.1) 192.6 167.7
Subtract: Depreciation, depletion and amortization (4.4) (35.0) (0.1) (7.7) (1.0) (48.2) (39.4)
Add (Subtract): Net (Income) loss attributable
to noncontrolling interests 7.1 7.1 7.1
Adjusted Pro Forma Operating Income
54.1 81.3 14.9 16.3 (15.1) 151.5 135.4
Adjusted EBITDA 58.5 109.2 15.0 24.0 (14.1) 192.6 167.7
Sales Volume (thousands of tons) 721 2,917 - 1,277 3,638
Adjusted EBITDA per Ton 81.1 37.4 18.8 46.1
Average Allocated Invested Capital 58.5 691.6 42.5 51.4 NMF 844.0 750.1
Pretax ROIC 92% 12% 35% 32% NMF 18% 18%
Reconciliations from Adjusted EBITDA to Adjusted Pre-Tax Operating Income

First Quarter 2012 Earnings Conference Call

Pretax Return on Invested Capital Reconciliation, $MM
(1) See Adjusted EBITDA and Pretax ROIC Reconciliation for respective periods, 2010 uses Adjusted Pro Forma Operating Income
(2) Q1 2012 Average Invested Capital includes Middletown in both the beginning and ending of quarter average (Q1 2012 and Q4 2011)
Consolidated Sun Coke Energy Q1 2012 2011 Q4 2011 Q3 2011 Q2 2011 Q1 2011 2010 2009
Adjusted Pre-Tax Operating Income
(1)
37.1 80.4 14.9 33.5 24.6 7.4 151.5
Invested Capital Q1 2012
(2)
2011 Q4 2011 Q3 2011 Q2 2011 Q1 2011 2010 2009
Debt $725.7 $726.4 $726.4 $697.8 $794.7 $715.7 $655.3 $145.3
Equity 513.3 559.9 559.9 604.5 457.3 433.4 429.3 815.6
Cash (113.6) (127.5) (127.5) (110.9) (30.5) (11.0) (40.1) (2.7)
Middletown (402.8) (402.8) (387.6) (346.1) (286.7) (242.2) (72.5)
Invested Capital $1,125.4 $756.0 $756.0 $803.8 $875.4 $851.5 $802.4 $885.6
Average Invested Capital* $1,142.1 $817.8 $779.9 $839.6 $863.4 $826.9 $844.0
Q1 2012 2011 Q4 2011 Q3 2011 Q2 2011 Q1 2011 2010
Quarterly ROIC 13% 8% 16% 11% 4%
Last Twelve Months' ROIC 10% 18%
*5 quarter average for 2011, two quarter average for each quarter, year-end average for 2010
Debt Q2 2011 Q1 2011 2010 2009
Interest receivable from affiliate (3.6) (1.8) 0.0 0.0
Notes receivable from affiliate (289.0) (289.0) (289.0) (289.0)
Advances from affiliate 1,087.3 1,006.5 944.3 434.3
Total Debt 794.7 715.7 655.3 145.3

First Quarter 2012 Earnings Conference Call

Pretax Return on Invested Capital Reconciliation, $MM
Period ended
Jewell
Coke
Other
Domestic
Coke
International
Coke
Coal
Mining
Corporate
and Other  Total
Identifiable Assets for
Allocating Invested Capital
Q1 2012 83.9                   1,440.2            64.6                   189.1                141.1                1,918.9
Q4 2011, inc Middletown 81.6                   1,440.8            62.7                   182.1                174.6                1,941.8
Q4 2011 81.6                   1,038.0            62.7                   182.1                174.6                1,539.0
Q3 2011 77.7                   990.6                52.7                   178.3                192.3                1,879.2
Q2 2011 85.1                   954.4                53.6                   173.5                67.2                   1,972.6
Q1 2011 82.6                   922.6                61.2                   167.3                48.9                   1,860.1
2010 80.9                   962.6                59.7                   76.7                   7.3                     1,718.5
2009 82.7                   972.1                59.2                   67.6                   3.7                     1,546.7
Percentage of
Invested Capital
Q1 2012 4.7% 81.0% 3.6% 10.6% NMF 100.0%
Q4 2011, inc Middletown 4.6% 81.5% 3.5% 10.3% NMF 100.0%
Q4 2011 6.0% 76.1% 4.6% 13.3% NMF 100.0%
Q3 2011 6.0% 76.2% 4.1% 13.7% NMF 100.0%
Q2 2011 6.7% 75.4% 4.2% 13.7% NMF 100.0%
Q1 2011 6.7% 74.8% 5.0% 13.6% NMF 100.0%
2010 6.9% 81.6% 5.1% 6.5% NMF 100.0%
2009 7.0% 82.3% 5.0% 5.7% NMF 100.0%
Allocated
Invested Capital
Q1 2012 53.1                   911.7                40.9                   119.7                -                     1,125.4
Q4 2011, inc Middletown 53.5                   944.8                41.1                   119.4                -                     1,158.8
Q4 2011 45.2                   575.1                34.7                   100.9                -                     756.0
Q3 2011 48.1                   612.9                32.6                   110.3                -                     803.8
Q2 2011 58.8                   659.6                37.0                   119.9                -                     875.4
Q1 2011 57.0                   636.7                42.3                   115.5                -                     851.5
2010 55.0                   654.6                40.6                   52.1                   -                     802.4
2009 62.0                   728.7                44.4                   50.6                   -                     885.6
Note: This table excludes Middletown assets up to and including Q4 2011. At the end of Q4 2011, identifiable assets included in Other Domestic Coke attributable to Middletown were
$402.8m (prior to Q4 2011, Middletown was included in the Corporate and Other segment); see historical segment detail in public filings for additional detail.

       2012E
       Low
       2012E
       High
Net Income $98 $122
Depreciation, Depletion and Amortization 74 72
Total financing costs, net 48 46
Income tax expense 25 37
EBITDA
$245 $277
Sales discounts 11 10
Noncontrolling interests (6) (7)
Adjusted EBITDA $250 $280
Estimated EBITDA Reconciliation, $MM
2012E Net Income to Adjusted EBITDA Reconciliation
First Quarter 2012 Earnings Conference Call

Estimated Free Cash Flow Reconciliation, $MM
2012E Estimated Free Cash Flow Reconciliation
First Quarter 2012 Earnings Conference Call
2012
Cash from operations; In excess of $   179
Less cash used for investing activities Approx. (100)
Less payments to minority interest Approx. (4)
Free Cash Flow In excess of $     75

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